Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepayments and Other Current Assets
Prepayments and Other Current Assets

5.                        Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2009	2010
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	253,316	280,523
Prepayment for royalties - current portion (see Note 9)	138,380	197,709
Wangyibao operating funds held by 3rd party online payment settlement service providers	—	58,679
Prepayments	53,919	50,267
Interest receivable	38,533	49,232
Security deposit pledged with the court re: customer collection legal proceedings	30,000	—
Prepaid income taxes	29,646	—
Security and rental deposits	10,779	9,716
Employee advances	5,469	4,812
Other	8,083	27,855
	568,125	678,793

In February 2009, the Company launched its Wangyibao online payment platform, through which game players registered for Wangyibao online payment services can deposit money in their accounts and use the accounts to pay for game point cards and other fee-based services and products rendered by the Company.  Account holders may also withdraw money from their accounts at any time, such as to pay for items purchased from other players or when they want the return of their money.  The Company engages certain third party online payment settlement service providers to collect payments from and process withdrawals by customers.  As of December 31, 2009 and 2010, the Company had operating funds totaling nil and RMB 58.7 million, respectively, held by its third party online payment settlement service providers as shown above.

In accordance with the license agreement of World of Warcraft, the Company is required to make the above-listed guarantee payments of RMB253.3 million and RMB280.5 million to Blizzard on behalf of SH EaseNet for the minimum guaranteed royalties as of December 31, 2009 and 2010. The guarantee amounts will be released to the Company as and when actual royalties are paid by SH EaseNet to Blizzard.

As of December 31, 2009, prepayment for royalties consisted of RMB10.4 million unamortized prepaid royalties related to a certain licensed technology purchased for RMB20.5 million in 2008 (see Note 9) as well as prepayments for royalties paid under the license agreement of World of Warcraft by SH EaseNet based on game cards activated but remaining unconsumed, which totaled approximately RMB128.0 million.  At December 31, 2010, prepayments for royalties totaled approximately RMB197.7 million, representing prepaid royalties based on game cards activated but remaining unconsumed related to World of Warcraft operations.

The amount of employee advances listed above included staff housing loan balances of RMB3.3 million and RMB3.9 million repayable within 12 months from December 31, 2009 and 2010, respectively (see Note 9 (c)). No advances were made directly or indirectly to the Company’s executive officers for their personal benefit for the years ended December 31, 2009 and 2010.